UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 30, 2017

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events.

On June 30, 2017, BB&T Corporation (the “Company”) updated its Medium-Term Note Program (the “Medium-Term Note Program”), under which the Company may issue from time to time Medium-Term Notes, Series G (Senior) (the “Series G Notes”), and Medium-Term Notes, Series H (Subordinated) (the “Series H Notes” and, together with the Series G Notes, the “Notes”). The Series G Notes will be issued pursuant to the Indenture Regarding Senior Securities, dated as of May 24, 1996, as amended by the First Supplemental Indenture, dated as of May 4, 2009 (as so amended, and as may be further amended or supplemented from time to time), between the Company and U.S. Bank National Association, as trustee, and pursuant to the Officers’ Certificate and Company Order, dated as of June 30, 2017, with respect to, among other things, the establishment of the Series G Notes. The Series H Notes will be issued pursuant to the Indenture Regarding Subordinated Securities, dated as of May 24, 1996, as amended by the First Supplemental Indenture, dated as of December 23, 2003, by the Second Supplemental Indenture, dated as of September 24, 2004, and by the Third Supplemental Indenture, dated as of May 4, 2009 (as so amended, and as may be further amended or supplemented from time to time), between the Company and U.S. Bank National Association, as trustee, and pursuant to the Officers’ Certificate and Company Order, dated as of June 30, 2017, with respect to, among other things, the establishment of the Series H Notes. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-219092, filed June 30, 2017.

In connection with updating its Medium-Term Note Program, the Company entered into a Distribution Agreement, dated as of June 30, 2017, with Morgan Stanley & Co. LLC and each of the other Agents listed on Schedule A thereto, which agreement is filed as Exhibit 1.1 hereto and pursuant to which the Notes will be sold.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.                                                                              Description of Exhibit

1.1	Distribution Agreement, dated as of June 30, 2017, between the Company and Morgan Stanley & Co. LLC and each of the other Agents listed on Schedule A thereto.

4.1	Officers’ Certificate and Company Order, dated as of June 30, 2017, to establish the Series G Notes (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order, dated as of June 30, 2017, to establish the Series H Notes (excluding exhibits thereto).

4.3	Specimen of Series G Notes.

(a)	Series G (Senior) Form of Global Fixed Rate Note.

(b)	Series G (Senior) Form of Global Floating Rate Note.

(c)	Series G (Senior) Form of Global OID Zero Coupon Note.

(d)	Series G (Senior) Form of Global OID Fixed Rate Note.

(e)	Series G (Senior) Form of Master Global Note.

4.4	Specimen of Series H Notes.

(a)	Series H (Subordinated) Form of Global Fixed Rate Note.

(b)	Series H (Subordinated) Form of Global Floating Rate Note.

(c)	Series H (Subordinated) Form of Global OID Zero Coupon Note.

(d)	Series H (Subordinated) Form of Global OID Fixed Rate Note.

(e)	Series H (Subordinated) Form of Master Global Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION (Registrant)

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate Controller (Principal Accounting Officer)

Date: June 30, 2017

EXHIBIT INDEX

1.1	Distribution Agreement, dated as of June 30, 2017, between the Company and Morgan Stanley & Co. LLC and each of the other Agents listed on Schedule A thereto.

4.1	Officers’ Certificate and Company Order, dated as of June 30, 2017, to establish the Series G Notes (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order, dated as of June 30, 2017, to establish the Series H Notes (excluding exhibits thereto).

4.3	Specimen of Series G Notes.

(a)	Series G (Senior) Form of Global Fixed Rate Note.

(b)	Series G (Senior) Form of Global Floating Rate Note.

(c)	Series G (Senior) Form of Global OID Zero Coupon Note.

(d)	Series G (Senior) Form of Global OID Fixed Rate Note.

(e)	Series G (Senior) Form of Master Global Note.

4.4	Specimen of Series H Notes.

(a)	Series H (Subordinated) Form of Global Fixed Rate Note.

(b)	Series H (Subordinated) Form of Global Floating Rate Note.

(c)	Series H (Subordinated) Form of Global OID Zero Coupon Note.

(d)	Series H (Subordinated) Form of Global OID Fixed Rate Note.

(e)	Series H (Subordinated) Form of Master Global Note.